2nd Quarter Fiscal Year 2018 Earnings Release Parker Hannifin Corporation February 1, 2018 Exhibit 99.2

Forward-Looking Statements and Non-GAAP Financial Measures Forward-looking statements contained in this and other written and oral reports are made based on known events and circumstances at the time of release, and as such, are subject in the future to unforeseen uncertainties and risks. These statements may be identified from use of forward-looking terminology such as “anticipates,” “believes,” “may,” “should,” “could,” “potential,” “continues,” “plans,” “forecasts,” “estimates,” “projects,” “predicts,” “would,” “intends,” “anticipates,” “expects,” “targets,” “is likely,” “will,” or the negative of these terms and similar expressions, and include all statements regarding future performance, earnings projections, events or developments. It is possible that the future performance and earnings projections of the company, including its individual segments, may differ materially from current expectations, depending on economic conditions within its mobile, industrial and aerospace markets, and the company's ability to maintain and achieve anticipated benefits associated with announced realignment activities, strategic initiatives to improve operating margins, actions taken to combat the effects of the current economic environment, and growth, innovation and global diversification initiatives. A change in the economic conditions in individual markets may have a particularly volatile effect on segment performance. Among other factors which may affect future performance and earnings projections are: economic conditions within the company’s key markets, and the company’s ability to maintain and achieve anticipated benefits associated with announced realignment activities, strategic initiatives to improve operating margins, actions taken to combat the effects of the current economic environment, and growth, innovation and global diversification initiatives. Additionally, the actual impact of the U.S. Tax Cuts and Jobs Act may affect future performance and earnings projections as the amounts reflected in this period are preliminary estimates and exact amounts will not be determined until a later date, and there may be other judicial or regulatory interpretations of the U.S. Tax Cuts and Jobs Act that may also affect these estimates and the actual impact on the company. A change in the economic conditions in individual markets may have a particularly volatile effect on segment performance. Among other factors which may affect future performance of the company are, as applicable: changes in business relationships with and purchases by or from major customers, suppliers or distributors, including delays or cancellations in shipments; disputes regarding contract terms or significant changes in financial condition, changes in contract cost and revenue estimates for new development programs and changes in product mix; ability to identify acceptable strategic acquisition targets; uncertainties surrounding timing, successful completion or integration of acquisitions and similar transactions, including the integration of CLARCOR; the ability to successfully divest businesses planned for divestiture and realize the anticipated benefits of such divestitures; the determination to undertake business realignment activities and the expected costs thereof and, if undertaken, the ability to complete such activities and realize the anticipated cost savings from such activities; ability to implement successfully capital allocation initiatives, including timing, price and execution of share repurchases; availability, limitations or cost increases of raw materials, component products and/or commodities that cannot be recovered in product pricing; ability to manage costs related to insurance and employee retirement and health care benefits; compliance costs associated with environmental laws and regulations; potential labor disruptions; threats associated with and efforts to combat terrorism and cyber-security risks; uncertainties surrounding the ultimate resolution of outstanding legal proceedings, including the outcome of any appeals; competitive market conditions and resulting effects on sales and pricing; and global economic factors, including manufacturing activity, air travel trends, currency exchange rates, difficulties entering new markets and general economic conditions such as inflation, deflation, interest rates and credit availability. The company makes these statements as of the date of this disclosure, and undertakes no obligation to update them unless otherwise required by law. This presentation reconciles (a) sales amounts reported in accordance with U.S. GAAP to organic sales, which are sales amounts adjusted to remove the effects of acquisitions and the effects of currency exchange rates, (b) cash flow from operating activities and cash flow from operating activities as a percent of sales in accordance with U.S. GAAP to cash flow from operating activities and cash flow from operating activities as a percent of sales without the effect of discretionary pension plan contributions, (c) as reported and forecast segment operating income and operating margins reported in accordance with U.S. GAAP to as reported and forecast segment operating income and operating margins without the effect of business realignment charges and CLARCOR costs to achieve, (d) Below the Line Items reported in accordance with U.S. GAAP to Below the Line Items without the effect of the gain on sale and write-down of assets, net, and (e) Income tax in accordance with U.S. GAAP to Income tax without the effect of U.S. Tax Reform one-time impact, net (f) as reported and forecast earnings per diluted share reported in accordance with U.S. GAAP to as reported and forecast earnings per diluted share without the effect of business realignment charges, CLARCOR costs to achieve and a loss related to the sale of an investment. This presentation also contains references to EBITDA and adjusted EBITDA. EBITDA is defined as earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA is defined as EBITDA before business realignment charges, CLARCOR costs to achieve, and a loss related to the sale of an investment. Although EBITDA and Adjusted EBITDA are not measures of performance calculated in accordance with GAAP, we believe that it is useful to an investor in evaluating the results of this quarter versus one year ago. The effects of acquisitions, currency exchange rates, discretionary pension plan contributions, business realignment charges, CLARCOR costs to achieve, gain on sale and write-down of assets, net and U.S. Tax Reform one-time impact, net are removed to allow investors and the company to meaningfully evaluate changes in sales, and cash flow from operating activities as a percent of sales, segment operating income, operating margins, Below the Line Items, Income Tax and earnings per diluted share on a comparable basis from period to period. Full year adjusted guidance removes business realignment charges, CLARCOR costs to achieve, a gain on sale and write-down of assets, net and U.S. Tax Reform one-time impact, net. Please visit www.PHstock.com for more information 2

Agenda 3 • Chairman & CEO Comments • Results & Outlook • Questions & Answers

Chairman and CEO Comments 4 Summary  Continued momentum for orders  Upside potential remains; Early days of New Win Strategy™ Second Quarter Results  Safety - 22% Reduction in recordable injuries  Second quarter sales record, up 26%; strongest organic growth since Q1FY12  Order rates increased 13%; margins continued to improve  $225 million net one-time charge for U.S. Tax Reform Going Forward  Near-term capital deployment priorities  Updated EPS midpoint outlook to $7.58 As Reported, $9.85 Adjusted  Continue to drive the Win Strategy™ initiatives

Diluted Earnings Per Share 2nd Quarter FY2018 5 ¹Adjusted for Business Realignment Charges, Clarcor Costs to Achieve, U.S. Tax Reform one-time impact, net and the Gain on Sale and Write- down of Assets, net ²Adjusted for Business Realignment Charges, Acquisition-related expenses ³Includes $.21 gain from sale of a product line ,

Influences on Adjusted Earnings Per Share 2nd Quarter FY2018 vs. 2nd Quarter FY2017 6 ¹Adjusted for Business Realignment Charges, Acquisition-related expenses ²Includes $.21 gain from sale of a product line ³Adjusted for Business Realignment Charges, Clarcor Costs to Achieve, U.S. Tax Reform one-time impact, net and the Gain on Sale and Write-down of Assets, net

Sales & Segment Operating Margin Total Parker 7 $ in millions 2nd Quarter FY2018 % Change FY2017 Sales As Reported 3,371$ 26.2% 2,671$ Acquisitions 356 13.3 % Currency 90 3.4 % Organic Sales 2,925$ 9.5 % FY2018 % of Sales FY2017 % of Sales S gment Operating Margin As Reported 478$ 14.2% 384$ 14.4 % Business Realignment 13 8 CLARCOR Costs to Achieve 12 Adjusted 503$ 14.9% 392$ 14.7%

Sales & Segment Operating Margin Diversified Industrial North America 8 $ in millions 2nd Quarter FY2018 % Change FY2017 Sales As Reported 1,565$ 39.6% 1,121$ Acquisitions 295 26.3 % Currency 7 0.6 % Organic Sales 1,263$ 12.7 % FY2018 % of Sales FY2017 % of Sales Segment Operating Margin As Reported 226$ 14.4% 184$ 16.4 % Business Realignment 2 2 CLARCOR Costs to Achieve 9 Adjusted 237$ 15.1% 186$ 16.6%

Sales & Segment Operating Margin Diversified Industrial International 9 $ in millions 2nd Quarter FY2018 % Change FY2017 Sales As Reported 1,256$ 24.8% 1,006$ Acquisitions 61 6.0 % Currency 82 8.1 % Organic Sales 1,113$ 10.7 % FY2018 % of Sales FY2017 % of Sales S gment Operating Margin As Reported 165$ 13.1% 128$ 12.7 % Business Realignment 10 4 CLARCOR Costs to Achieve 3 Adjusted 178$ 14.2% 132$ 13.1%

Sales & Segment Operating Margin Aerospace Systems 10 $ in millions 2nd Quarter FY2018 % Change FY2017 Sales As Reported 550$ 1.1% 544$ Acquisitions - - % Currency 1 0.3 % Organic Sales 549$ 0.8 % FY2018 % of Sales FY2017 % of Sales Segment Operating Margin As Reported 87$ 15.9% 73$ 13.3 % Business Realignment 1 1 Adjusted 88$ 16.0% 74$ 13.5%

Order Rates 11 Excludes Acquisitions, Divestitures & Currency 3-month year-over-year comparisons of total dollars, except Aerospace Systems Aerospace Systems is calculated using a 12-month rolling average Dec 2017 Sep 2017 Dec 2016 Sep 2016 Total Parker 13%+ 11%+ 5%+ 2%+ Diversified Industrial North America 15%+ 10%+ 0% 4%- Diversified Industrial International 13%+ 15%+ 10%+ 3%+ Aerospace Systems 8%+ 4%+ 9%+ 14%+

Cash Flow from Operating Activities FY2018 Q2 YTD 12 ¹Adjusted for Discretionary Pension Plan Contribution 2nd Quarter Full Year FY 2018 % of Sales FY 2017 % of Sales As Reported Cash Flow From Operating Activities 460$ 6.8% 404$ 7.5% Discretionary Pension Plan Contribution 220$ Adjusted Cash Flow From Operating Activities 460$ 6.8% 624$ 11.5%

Impact of U.S. Tax Reform 13 FY18  $225M net provisional charge o $287M one-time charge for deemed repatriation of non-US earnings o $62M benefit to adjust net deferred tax liabilities to new 21% federal rate  U.S. federal statutory tax rate of 28% o Blend of: 35% rate (1H’18) and 21% rate (2H’18)  Favorable to Cash Long Term Implications  Ongoing benefits o Increased Net Income o Improved mobility of international cash  Deemed repatriation payable over 8 years  Effective tax rate forecasted to be approximately 23%

FY2018 Guidance EPS Midpoint: $7.58 As Reported, $9.85 Adjusted 14 ¹Expected FY18 Adjusted Segment Operating Margins exclude FY18 Business Realignment Charges, Clarcor Costs to Achieve ²Expected FY18 Adjusted Below the Line Items exclude the Gain on Sale and Write-down of Assets, net ³Expected FY18 Tax Rate excludes U.S. Tax Reform one-time impact, net ⁴Expected FY18 Adjusted Earnings Per Share excludes FY18 Business Realignment Charges, Clarcor Costs to Achieve, the Gain on Sale and Write-down of Assets and U.S. Tax Reform one-time impact, net Sales Growth vs. Prior Year Diversified Industrial North America Diversified Industrial International Aerospace Systems Total Parker Segment Operating Margins As Reported Adjusted¹ Diversified Industrial North America 16.3% - 16.7% 17.0% - 17.4% Diversified Industrial International 14.0% - 14.4% 15.1% - 15.5% Aerospace Systems 15.5% - 15.9% 15.8% - 16.2% Total Parker 15.3% - 15.7% 16.1% - 16.5% Below the Line Items As Reported Adjusted² Corporate General & Administrative Expense, Interest and Other $516 $511 Tax Rate As Reported Adjusted³ Full Year 38% 25% Shares Diluted Shares Outstanding Earnings Per Share As Reported Adjusted⁴ Range $7.38 - $7.78 $9.65 - $10.05 136.1 M 21.6% - 25.6% 15.6% - 19.6% (0.1)% - 1.9% 15.3% - 18.9%

FY2018 Guidance Reconciliation to Prior Guidance 15 ¹Adjusted for Business Realignment Charges, Clarcor Costs to Achieve, U.S. Tax Reform one-time impact, net and the Gain on Sale and Write- down of Assets, net ²Adjusted for Business Realignment Charges, Clarcor Costs to Achieve, Loss related to sale of investment

16

Appendix • Consolidated Statement of Income • Adjusted Amounts Reconciliation • Reconciliation of EPS • Business Segment Information • Reconciliation of Total Segment Operating Margin to Adjusted Total Segment Operating Margin • Reconciliation of EBITDA to Adjusted EBITDA • Consolidated Balance Sheet • Consolidated Statement of Cash Flows • Reconciliation of Cash Flow from Operations to Adjusted Cash Flow from Operations • Reconciliation of Forecasted EPS • Supplemental Sales Information – Global Technology Platforms

Consolidated Statement of Income 18 (Unaudited) Three Months Ended December 31, Six Months Ended December 31, (Dollars in thousands except per share amounts) 2017 2016 2017 2016 Net sales 3,370,673$ 2,670,804$ 6,735,324$ 5,413,935$ Cost of sales 2,569,070 2,044,484 5,101,948 4,150,490 Selling, general and administrative expenses 412,462 336,578 814,134 659,547 Interest expense 53,133 33,444 106,688 67,592 Other (income), net (24,213) (64,424) (21,969) (76,661) Income before income taxes 360,221 320,722 734,523 612,967 Income taxes 303,899 79,322 392,666 161,329 Net income 56,322 241,400 341,857 451,638 Less: Noncontrolling interests 163 95 301 204 Net income attributable to common shareholders 56,159$ 241,305$ 341,556$ 451,434$ Earnings per share attributable to common shareholders: Basic earnings per share .42$ 1.81$ 2.57$ 3.38$ Diluted earnings per share .41$ 1.78$ 2.51$ 3.33$ Average shares outstanding during period - Basic 133,112,568 133,320,109 133,144,766 133,499,744 Average shares outstanding during period - Diluted 136,194,919 135,812,760 135,874,530 135,596,707 Cash dividends per common share .66$ .63$ 1.32$ 1.26$

Adjusted Amounts Reconciliation

SECOND QUARTER 2018 U.S. GAAP TO ADJUSTED AMOUNTS RECONCILIATION
INCOME STATEMENT
(Amounts in thousands, except per share amounts)
(Unaudited)

	SECOND QUARTER FY 2018					
	As Reported December 31, 2017	Business realignment charges	Clarcor costs to achieve	Gain on sale and writedown of assets, net	U.S. Tax Reform one-time impact, net	**Adjusted December 31, 2017**
Net sales	$ 3,370,673	$ -	$ -	$ -	$ -	**$ 3,370,673**
Cost of sales	2,569,070	6,951	6,706			**2,555,413**
Selling, general and administrative expenses	412,462	6,477	5,242			**400,743**
Interest expense	53,133					**53,133**
Other (income), net	(24,213)			(8,453)		**(15,760)**
Income before income taxes	360,221	(13,428)	(11,948)	8,453	-	**377,144**
Income taxes	303,899	3,491	3,106	(2,235)	(224,498)	**83,764**
Net income	56,322	(9,937)	(8,842)	6,218	(224,498)	**293,380**
Less: Noncontrolling interests	163					**163**
Net income attributable to common shareholders	$ 56,159	$ (9,937)	$ (8,842)	$ 6,218	$ (224,498)	**$ 293,217**
EPS attributable to common shareholders:						
Diluted earnings per share	$ 0.41	$ (0.07)	$ (0.07)	$ 0.05	$ (1.65)	**$ 2.15**

SECOND QUARTER FY 2018 U.S. GAAP TO ADJUSTED AMOUNTS RECONCILIATION
SEGMENTS
(Amounts in thousands)
(Unaudited)

	SECOND QUARTER FY 2018				
	As Reported December 31, 2017	Business realignment charges	Clarcor costs to achieve	Gain on sale and writedown of assets, net	**Adjusted December 31, 2017**
Segment Operating Income					
Industrial:					
North America	$ 225,807	$ 2,016	$ 9,012	$ -	**$ 236,835**
International	164,806	10,720	2,936		**178,462**
Aerospace	87,148	692			**87,840**
Total segment operating income	477,761	(13,428)	(11,948)	-	**503,137**
Corporate administration	46,942				**46,942**
Income before interest expense and other	430,819	(13,428)	(11,948)	-	**456,195**
Interest expense	53,133				**53,133**
Other (income) expense	17,465			(8,453)	**25,918**
Income before income taxes	$ 360,221	$ (13,428)	$ (11,948)	$ 8,453	**$ 377,144**

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Parker

Reconciliation of EPS 20 (Unaudited) Three Months Ended December 31, Six Months Ended December 31, (Amounts in dollars) 2017 2016 2017 2016 Earnings per diluted share .41$ 1.78$ 2.51$ 3.33$ Adjustments: Business realignment charges 0.07 0.04 0.12 0.10 Clarcor costs to achieve 0.07 - 0.10 - Gain on sale and w ritedow n of assets, net (0.05) - 0.02 - U.S. Tax Reform one-time impact, net 1.65 - 1.65 - Acquisition-related expenses - 0.09 - 0.09 Adjusted earnings per diluted share 2.15$ 1.91$ 4.40$ 3.52$

Business Segment Information 21 (Unaudited) Three Months Ended December 31, Six Months Ended December 31, (Dollars in thousands) 2017 2016 2017 2016 Net sales Diversif ied Industrial: North America 1,565,416$ 1,121,053$ 3,160,107$ 2,288,024$ International 1,255,569 1,005,968 2,494,343 2,020,891 Aerospace Systems 549,688 543,783 1,080,874 1,105,020 Total 3,370,673$ 2,670,804$ 6,735,324$ 5,413,935$ Segment operating income Diversif ied Industrial: North America 225,807$ 184,013$ 481,834$ 384,624$ Int rnatio al 164,806 127,517 356,597 264,713 Aerospace Systems 87,148 72,516 164,582 145,797 Total segment operating income 477,761 384,046 1,003,013 795,134 Corporate general and administrative expenses 46,942 43,926 88,292 74,960 Income before interest and other expense 430,819 340,120 914,721 720,174 Interest expense 53,133 33,444 106,688 67,592 Other expense (income) 17,465 (14,046) 73,510 39,615 Income before income taxes 360,221$ 320,722$ 734,523$ 612,967$

22 Reconciliation of Total Segment Operating Margin to Adjusted Total Segment Operating Margin (Unaudited) (Dollars in thousands) Operating income Operating margin Operating income Operating margin Total segment operating income 477,761$ 14.2% 384,046$ 14.4% Adjustments: Business realignment charges 13,428 7,897 Clarcor costs to achieve 11,948 - Adjusted total segment operating income 503,137$ 14.9% 391,943$ 14.7% Three months ended December 31, 2017 Three months ended December 31, 2016

23 Reconciliation of Total Segment Operating Margin to Adjusted Total Segment Operating Margin (Unaudited) Operating income Operating margin Operating income Operating margin Total segment operating income 1,003,013$ 14.9% 795,134$ 14.7% Adjustments: Business realignment charges 21,654 18,642 Clarcor costs to achieve 17,748 - Adjusted total segment operating income 1,042,415$ 15.5% 813,776$ 15.0% December 31, 2017 December 31, 2016 Six months ended Six months ended

Reconciliation of EBITDA to Adjusted EBITDA 24 (Dollars in thousands) (Unaudited) Three Months Ended December 31, 2017 2016 Net sales 3,370,673$ 2,670,804$ Earnings before income taxes 360,221$ 320,722$ Depreciation and amortization 118,109 73,752 Interest expense 53,133 33,444 EBITDA 531,463 427,918 Adjustments: Gain on sale and w ritedow n of assets, net (8,453) - Business realignment charges 13,428 7,897 Clarcor costs to achieve 11,948 - Acquisition-related expenses - 15,963 Gain on sale of a product line - (45,053) Adjusted EBITDA 548,386$ 406,725$ EBITDA margin 15.8% 16.0% Adjusted EBITDA margin 16.3% 15.2%

Consolidated Balance Sheet 25 (Unaudited) December 31, June 30, December 31, (Dollars in thousands) 2017 2017 2016 Assets Current assets: Cash and cash equivalents 1,024,770$ 884,886$ 1,520,736$ Marketable securities and other investments 107,976 39,318 684,299 Trade accounts receivable, net 1,857,282 1,930,751 1,411,074 Non-trade and notes receivable 313,221 254,987 256,545 Inventories 1,780,262 1,549,494 1,241,593 Prepaid expenses 202,848 120,282 133,592 Total current assets 5,286,359 4,779,718 5,247,839 Plant and equipment, net 1,937,074 1,937,292 1,506,201 Deferred income taxes 36,668 36,057 482,136 Goodw ill 5,698,707 5,586,878 2,813,238 Intangible assets, net 2,174,104 2,307,484 849,692 Other assets 832,269 842,475 832,507 Total assets 15,965,181$ 15,489,904$ 11,731,613$ Liabilities and equity Current liabilities: Notes payable 1,248,212$ 1,008,465$ 581,487$ Accounts payable 1,229,336 1,300,496 997,189 Accrued liabilities 896,750 933,762 720,844 Accrued domestic and foreign taxes 163,405 153,137 125,954 Total current liabilities 3,537,703 3,395,860 2,425,474 Long-term debt 4,798,371 4,861,895 2,653,560 Pensions and other postretirement benefits 1,363,466 1,406,082 1,766,209 Deferred income taxes 137,196 221,790 50,809 Other liabilities 609,235 336,931 304,583 Shareholders' equity 5,513,401 5,261,649 4,527,709 Noncontrolling interests 5,809 5,697 3,269 Total liabilities and equity 15,965,181$ 15,489,904$ 11,731,613$

Consolidated Statement of Cash Flows 26 (Unaudited) Six Months Ended December 31, (Dollars in thousands) 2017 2016 Cash flows from operating activities: Net income 341,857$ 451,638$ Depreciation and amortization 234,216 149,085 Stock incentive plan compensation 64,267 47,161 (Gain) on sale of business - (44,930) (Gain) loss on disposal of assets (26,529) 310 (Gain) on sale of marketable securities (1) (230) Loss on sale and impairment of investments 33,759 - Net change in receivables, inventories, and trade payables (249,615) 44,802 Net change in other assets and liabilities 123,864 (313,783) Other, net (61,481) 70,123 Net cash provided by operating activities 460,337 404,176 Cash flows from investing activities: Acquisitions (net of cash of $1,760 in 2016) - (29,927) Capital expenditures (144,781) (71,356) Proceeds from sale of plant and equipment 59,848 4,991 Proceeds from sale of business - 85,610 Purchases of marketable securities and other investments (78,309) (393,909) Maturities and sales of marketable securities and other investments 12,710 506,642 Other, net 5,143 241 Net cash (used in) provided by investing activities (145,389) 102,292 Cash flows from financing activities: Net payments for common stock activity (134,360) (194,110) Net proceeds from debt 127,723 222,425 Divi ends (176,187) (168,990) Net cash (used in) financing activities (182,824) (140,675) Effect of exchange rate changes on cash 7,760 (66,710) Net increase in cash and cash equivalents 139,884 299,083 Cash and cash equivalents at beginning of period 884,886 1,221,653 Cash and cash equivalents at end of period 1,024,770$ 1,520,736$

Reconciliation of Cash Flow from Operations to Adjusted Cash Flow from Operations 27 (Unaudited) (Amounts in thousands) Six Months Ended December 31, 2017 Six Months Ended December 31, 2016 Percent of sales Percent of sales As reported cash flow from operations 460,337$ 6.8% 404,176$ 7.5% Discretionary pension contribution - 220,000 Adjusted cash flow from operations 460,337$ 6.8% 624,176$ 11.5%

Reconciliation of Forecasted EPS 28 (Unaudited) (Amounts in dollars) Fiscal Year 2018 Forecasted earnings per diluted share $7.38 to $7.78 Adjustments: Business realignment charges 0.32 Clarcor costs to achieve 0.28 Gain on sale and w ritedow n of assets, net 0.02 U.S. Tax Reform one-time impact, net 1.65 Adjusted forecasted earnings per diluted share $9.65 to $10.05

Supplemental Sales Information Global Technology Platforms 29 (Unaudited) (Dollars in thousands) December 31, 2017 December 31, 2016 December 31, 2017 December 31, 2016 Net sales Diversif ied Industrial: Motion Systems 825,695$ 754,772$ 1,635,442$ $ 1,496,422 Flow and Process Control 997,837 783,864 1,993,184 1,608,178 Filtration and Engineered Materials 997,453 588,385 2,025,824 1,204,315 Aerospace Systems 549,688 543,783 1,080,874 1,105,020 Total 3,370,673$ 2,670,804$ 6,735,324$ 5,413,935$ Fiscal Year-to-DateThree Months Ending